Exhibit 21

Name of Current Subsidiary		Jurisdiction in Which Organized
1.	A.V. CHEMIE GMBH	SWITZERLAND
2.	ADC PHILIPPINES, INC.	PHILIPPINES
3.	ADESPAN S.R.L.	ITALY
4.	ADESPAN U.K. LIMITED	UNITED KINGDOM
5.	AEAC, INC.	U.S.A.
6.	AUSTRACOTE PTY LTD.	AUSTRALIA
7.	AVERY (CHINA) COMPANY LIMITED	CHINA
8.	AVERY AUTOMOTIVE LIMITED	UNITED KINGDOM
9.	AVERY CORP.	U.S.A.
10.	AVERY de MEXICO S.A. de C.V.	MEXICO
11.	AVERY DENNISON (FIJI) LIMITED	FIJI
12.	AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
13.	AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
14.	AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
15.	AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
16.	AVERY DENNISON (IRELAND) LIMITED	IRELAND
17.	AVERY DENNISON (KUNSHAN) LIMITED	CHINA
18.	AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
19.	AVERY DENNISON (SHANGHAI) INTERNATIONAL TRADING LIMITED	CHINA
20.	AVERY DENNISON (THAILAND) LTD.	THAILAND
21.	AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
22.	AVERY DENNISON ACQUISITION GmbH	GERMANY
23.	AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
24.	AVERY DENNISON BELGIE BVBA	BELGIUM
25	AVERY DENNISON BV	NETHERLANDS
26.	AVERY DENNISON C.A.	VENEZUELA
27.	AVERY DENNISON CANADA INC.	CANADA
28.	AVERY DENNISON CHILE S.A.	CHILE
29.	AVERY DENNISON COLOMBIA S. A.	COLOMBIA
30.	AVERY DENNISON CONVERTED PRODUCTS de MEXICO, S.A. de C.V.	MEXICO
31.	AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. de C.V.	EL SALVADOR
32.	AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
33.	AVERY DENNISON DEUTSCHLAND GmbH	GERMANY
34.	AVERY DENNISON do BRASIL LTDA.	BRAZIL
35.	AVERY DENNISON DOVER S.A.	ARGENTINA
36.	AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
37.	AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GmbH & Co KG	GERMANY
38.	AVERY DENNISON FINANCE FRANCE S. A. S.	FRANCE
39.	AVERY DENNISON FINANCE GERMANY GmbH	GERMANY
40.	AVERY DENNISON FINANCE LUXEMBOURG S. A. R. L.	LUXEMBOURG
41.	AVERY DENNISON FRANCE S.A.S.	FRANCE
42.	AVERY DENNISON G HOLDINGS I COMPANY	U.S.A.
43.	AVERY DENNISON G HOLDINGS III COMPANY	U.S.A.
44.	AVERY DENNISON G INVESTMENTS I LIMITED	GIBRALTAR
45.	AVERY DENNISON G INVESTMENTS II LIMITED	GIBRALTAR
46.	AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
47.	AVERY DENNISON G INVESTMENTS IV LIMITED	GIBRALTAR
48.	AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
49.	AVERY DENNISON GROUP DANMARK ApS	DENMARK
50.	AVERY DENNISON HEALTH MANAGEMENT CORPORATION	U.S.A.
51.	AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS

Name of Current Subsidiary		Jurisdiction in Which Organized
52.	AVERY DENNISON HOLDING AG	SWITZERLAND
53.	AVERY DENNISON HOLDING GmbH	GERMANY
54.	AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
55.	AVERY DENNISON HOLDINGS LIMITED	AUSTRALIA
56.	AVERY DENNISON HONG KONG BV	NETHERLANDS
57.	AVERY DENNISON HUNGARY LIMITED	HUNGARY
58.	AVERY DENNISON IBERICA, S.A.	SPAIN
59.	AVERY DENNISON INVESTMENTS LUXEMBOURG S.a.r.l.	LUXEMBOURG
60.	AVERY DENNISON INVESTMENTS THE NETHERLANDS BV	NETHERLANDS
61.	AVERY DENNISON INVESTMENTS VI LIMITED	GIBRALTAR
62.	AVERY DENNISON ITALIA S.R.L.	ITALY
63.	AVERY DENNISON KOREA LIMITED	KOREA
64.	AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG
65.	AVERY DENNISON MANAGEMENT GmbH	GERMANY
66.	AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
67.	AVERY DENNISON MATERIALS GmbH	GERMANY
68.	AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
69.	AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
70.	AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
71.	AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
72.	AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
73.	AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
74.	AVERY DENNISON NETHERLANDS INVESTMENT III B.V.	NETHERLANDS
75.	AVERY DENNISON NETHERLANDS INVESTMENT VI BV	NETHERLANDS
76.	AVERY DENNISON NORDIC ApS	DENMARK
77.	AVERY DENNISON NORGE A/S	NORWAY
78.	AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM
79.	AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
80.	AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
81.	AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
82.	AVERY DENNISON OFFICE PRODUCTS de MEXICO, S.A. de C.V.	MEXICO
83.	AVERY DENNISON OFFICE PRODUCTS EUROPE GmbH	SWITZERLAND
84.	AVERY DENNISON OFFICE PRODUCTS FRANCE S. A. S.	FRANCE
85.	AVERY DENNISON OFFICE PRODUCTS ITALIA S.r.l.	ITALY
86.	AVERY DENNISON OFFICE PRODUCTS MANUFACTURING & TRADING LIMITED LIABILITY COMPANY (AVERY DENNISON LTD.)	HUNGARY
87.	AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
88.	AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
89.	AVERY DENNISON OFFICE PRODUCTS U.K. LTD.	UNITED KINGDOM
90.	AVERY DENNISON OSTERREICH GMB	Austria
91.	AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
92.	AVERY DENNISON PENSION TRUSTEE LIMITED	UNITED KINGDOM
93.	AVERY DENNISON PERU S. R. L.	PERU
94.	AVERY DENNISON POLSKA SP. Z O.O.	POLAND
95.	AVERY DENNISON PRAHA SPOL. R. O.	CZECH REPUBLIC
96.	AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S. A.	DOMINICAN REPUBLIC
97.	AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
98.	AVERY DENNISON RVL EUROPE GmbH	GERMANY
99.	AVERY DENNISON SCANDINAVIA ApS	DENMARK
100.	AVERY DENNISON SCHWEIZ AG	SWITZERLAND
101.	AVERY DENNISON SECURITY PRINTING EUROPE ApS	DENMARK
102.	AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
103.	AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE

Name of Current Subsidiary		Jurisdiction in Which Organized
104.	AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
105.	AVERY DENNISON SUOMI OY	FINLAND
106.	AVERY DENNISON SVERIGE AB	SWEDEN
107.	AVERY DENNISON SYSTEMES d’ETIQUETAGE FRANCE S.A.S.	FRANCE
108.	AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
109.	AVERY DENNISON VERMONGENSVERWALTUNGS GmbH & Co K.G.	GERMANY
110.	AVERY DENNISON VERWALTUNGS GmbH	GERMANY
111.	AVERY DENNISON ZWECKFORM AUSTRIA GmbH	AUSTRIA
112.	AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GmbH	GERMANY
113.	AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GmbH	GERMANY
114.	AVERY DENNISON ZWECKFORM UNTERSTUTZUNGSKASSE GmbH	GERMANY
115.	AVERY DENNISON, S.A. de C.V.	MEXICO
116.	AVERY DENNISON-MAXELL K. K.	JAPAN
117.	AVERY ETIKETTSYSTEM SVENSKA AB	SWEDEN
118.	AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
119.	AVERY GUIDEX LIMITED	UNITED KINGDOM
120.	AVERY HOLDING BV	NETHERLANDS
121.	AVERY HOLDING LIMITED	UNITED KINGDOM
122.	AVERY HOLDING S.A.S.	FRANCE
123.	AVERY MASCHINEN GmbH	GERMANY
124.	AVERY PACIFIC LLC	U.S.A.
125.	AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
126.	AVERY RESEARCH CENTER, INC.	U.S.A.
127.	AVERY, INC.	U.S.A.
128.	CELT SNC	FRANCE
129.	DENNISON COMERCIO, IMPORTACAS E EXPORTACAO LTDA.	BRAZIL
130.	DENNISON DEVELOPMENT ASSOCIATES	U.S.A.
131.	DENNISON INTERNATIONAL COMPANY	U.S.A.
132.	DENNISON INTERNATIONAL HOLDING BV	NETHERLANDS
133.	DENNISON IRELAND LIMITED	IRELAND
134.	DENNISON MANUFACTURING COMPANY	U.S.A.
135.	DENNISON OFFICE PRODUCTS LIMITED	IRELAND
136.	DMC DEVELOPMENT CORPORATION	U.S.A.
137.	ETIKETTRYKKERIET A/S	DENMARK
138.	FASSON CANADA INC.	CANADA
139.	FASSON PORTUGAL PRODUTOS AUTO-ADESIVOS LDA.	PORTUGAL
140.	JAC (U.K.) LIMITED	UNITED KINGDOM
141.	JAC ASIA PACIFIC PTY LTD.	AUSTRALIA
142.	JAC ASIA/PACIFIC SDN BHD	MALAYSIA
143.	JAC AUSTRALIA PTY LTD.	AUSTRALIA
144.	JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
145.	JAC DO BRASIL LTDA.	BRAZIL
146.	JAC FRANCE SARL ET CIE SNC	FRANCE
147.	JAC ITALIA SRL	ITALY
148.	JAC NEW ZEALAND LIMITED	NEW ZEALAND
149.	JAC SKANDINAVIA A/S	DENMARK
150.	JAC THAI KK	THAILAND
151.	JAC USA, INC.	U.S.A.
152.	JACFRANCE S.A.R.L.	FRANCE
153.	JACKSTADT FRANCE S.N.C.	FRANCE
154.	JACKSTADT FRANCE SARL	FRANCE
155.	JACKSTADT GMBH	GERMANY

Name of Current Subsidiary		Jurisdiction in Which Organized
156.	JACKSTADT POLSKA SP. ZO.O	POLAND
157.	JACKSTADT SKANDINAVISKA AB	SWEDEN
158.	JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
159.	JACKSTADT TRADE LTD.	HUNGARY
160.	JACKSTADT VERMOGENSVERWALTUNGS Gmb	GERMANY
161.	KNAUP ELEKTRO GMBH I.L.	GERMANY
162.	L& E AMERICAS, S. A. de C.V.	MEXICO
163.	L&E AMERICAS SERVICIOS, S. A. de C.V.	MEXICO
164.	L&E PACKAGING FAR EAST LIMITED	HONG KONG
165.	MODERN MARK INTERNATIONAL LIMITED	HONG KONG
166.	MONARCH INDUSTRIES, INC.	U.S.A.
167.	PT ARVILINDO SENTOSA	INDONESIA
168.	PT AVERY DENNISON INDONESIA	INDONESIA
169.	PT ROBERT VINCENT LYLE PACKAGING INDONESIA	INDONESIA
170.	PT UNIVERSAL GLOBALINDO	INDONESIA
171.	RETAIL PRODUCTS LIMITED	IRELAND
172.	RVL AMERICAS, S de R.L. de C.V.	MEXICO
173.	RVL CENTRAL AMERICA, S. A.	GUATEMALA
174.	RVL PACKAGING FAR EAST LIMITED	HONG KONG
175.	RVL PACKAGING INDIA PRIVATE LIMITED	INDIA
176.	RVL PACKAGING KOREA CO. LTD.	KOREA
177.	RVL PACKAGING MIDDLE EAST F.Z.C.	DUBAI
178.	RVL PACKAGING SINGAPORE PTE LTD.	SINGAPORE
179.	RVL PACKAGING TAIWAN LTD.	TAIWAN
180.	RVL PACKAGING, INC.	U.S.A.
181.	RVL PHILIPPINES, INC.	PHILIPPINES
182.	RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
183.	RVL PRINTED LABELS, LLC	USA
184.	RVL SERVICE, S. DE R. L. de C. V.	MEXICO
185.	RVL TEXTILE CORPORATION TURKEY	TURKEY
186.	SECURITY PRINTING DIVISION, INC.	U.S.A.
187.	SPARTAN INTERNATIONAL, INC.	U.S.A.
188.	SPARTAN PLASTICS CANADA, LTD	CANADA
189.	STEINBEIS OFFICE PRODUCTS BETEILIGUNGS GmbH	GERMANY
190.	STIMSONITE AUSTRALIA PTY LIMITED	AUSTRALIA
191.	STIMSONITE CORPORATION	U.S.A.
192.	STIMSONITE do BRASIL LTDA	BRAZIL
193.	STIMSONITE EUROPA LIMITED	UNITED KINGDOM
194.	TIADECO PARTICIPACOES, LTDA.	BRAZIL
195.	UNIVERSAL PACKAGING & DESIGN GMBH	GERMANY
196.	UNIVERSAL PACKAGING & DESIGN PTE LTD.	SINGAPORE
197.	UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG

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